UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-07                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  December 29, 2005       By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 27, 2005



Exhibit 99.1
Statement to Certificateholders December 27, 2005



                      Centex Home Equity Loan Trust 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 December 27, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        67,500,000.00     37,471,270.29     3,729,715.66      126,465.54     3,856,181.20      0.00     0.00      33,741,554.63
AF2        16,000,000.00     16,000,000.00             0.00       56,533.33        56,533.33      0.00     0.00      16,000,000.00
AF3        16,550,000.00     16,550,000.00             0.00       60,890.21        60,890.21      0.00     0.00      16,550,000.00
AF4        37,500,000.00     37,500,000.00             0.00      152,906.25       152,906.25      0.00     0.00      37,500,000.00
AF5        20,370,000.00     20,370,000.00             0.00       90,137.25        90,137.25      0.00     0.00      20,370,000.00
AF6        16,000,000.00     16,000,000.00             0.00       64,866.67        64,866.67      0.00     0.00      16,000,000.00
AV1        73,000,000.00     53,999,775.99     4,505,897.24      208,619.13     4,714,516.37      0.00     0.00      49,493,878.75
AV2       338,000,000.00    161,409,090.82    25,068,948.07      611,381.77    25,680,329.84      0.00     0.00     136,340,142.75
AV3       232,500,000.00    232,500,000.00             0.00      901,325.00       901,325.00      0.00     0.00     232,500,000.00
AV4         9,080,000.00      9,080,000.00             0.00       36,249.38        36,249.38      0.00     0.00       9,080,000.00
M1         35,000,000.00     35,000,000.00             0.00      142,838.89       142,838.89      0.00     0.00      35,000,000.00
M2         33,000,000.00     33,000,000.00             0.00      135,556.67       135,556.67      0.00     0.00      33,000,000.00
M3         20,500,000.00     20,500,000.00             0.00       84,756.11        84,756.11      0.00     0.00      20,500,000.00
M4         18,500,000.00     18,500,000.00             0.00       79,447.22        79,447.22      0.00     0.00      18,500,000.00
M5         16,000,000.00     16,000,000.00             0.00       69,280.00        69,280.00      0.00     0.00      16,000,000.00
M6         18,000,000.00     18,000,000.00             0.00       79,060.00        79,060.00      0.00     0.00      18,000,000.00
M7         15,000,000.00     15,000,000.00             0.00       71,883.33        71,883.33      0.00     0.00      15,000,000.00
B          17,500,000.00     17,500,000.00             0.00       86,197.22        86,197.22      0.00     0.00      17,500,000.00
R                   0.00              0.00             0.00            0.00             0.00      0.00     0.00               0.00
TOTALS  1,000,000,000.00    774,380,137.10    33,304,560.97    3,058,393.97    36,362,954.94      0.00     0.00     741,075,576.13
XIO     1,000,159,487.76    794,209,261.50             0.00           31.81            31.81      0.00     0.00     762,474,327.43
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                           ENDING                     PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL        PRINCIPAL         CLASS       RATE
--------------------------------------------------------------------------------------------------------   -----------------------
AF1        152314MR8      555.12993022    55.25504681    1.87356356     57.12861037       499.87488341          AF1     4.050000 %
AF2        152314MS6    1,000.00000000     0.00000000    3.53333313      3.53333313     1,000.00000000          AF2     4.240000 %
AF3        152314MT4    1,000.00000000     0.00000000    3.67916677      3.67916677     1,000.00000000          AF3     4.415000 %
AF4        152314MU1    1,000.00000000     0.00000000    4.07750000      4.07750000     1,000.00000000          AF4     4.893000 %
AF5        152314MV9    1,000.00000000     0.00000000    4.42500000      4.42500000     1,000.00000000          AF5     5.310000 %
AF6        152314MW7    1,000.00000000     0.00000000    4.05416688      4.05416688     1,000.00000000          AF6     4.865000 %
AV1        152314MX5      739.72295877    61.72461973    2.85779630     64.58241603       677.99833904          AV1     4.346250 %
AV2        152314MY3      477.54168882    74.16848541    1.80882180     75.97730722       403.37320340          AV2     4.261250 %
AV3        152314MZ0    1,000.00000000     0.00000000    3.87666667      3.87666667     1,000.00000000          AV3     4.361250 %
AV4        152314NA4    1,000.00000000     0.00000000    3.99222247      3.99222247     1,000.00000000          AV4     4.491250 %
M1         152314NB2    1,000.00000000     0.00000000    4.08111114      4.08111114     1,000.00000000          M1      4.591250 %
M2         152314NC0    1,000.00000000     0.00000000    4.10777788      4.10777788     1,000.00000000          M2      4.621250 %
M3         152314ND8    1,000.00000000     0.00000000    4.13444439      4.13444439     1,000.00000000          M3      4.651250 %
M4         152314NE6    1,000.00000000     0.00000000    4.29444432      4.29444432     1,000.00000000          M4      4.831250 %
M5         152314NF3    1,000.00000000     0.00000000    4.33000000      4.33000000     1,000.00000000          M5      4.871250 %
M6         152314NG1    1,000.00000000     0.00000000    4.39222222      4.39222222     1,000.00000000          M6      4.941250 %
M7         152314NH9    1,000.00000000     0.00000000    4.79222200      4.79222200     1,000.00000000          M7      5.391250 %
B          152314NJ5    1,000.00000000     0.00000000    4.92555543      4.92555543     1,000.00000000          B       5.541250 %
TOTALS                    774.38013710    33.30456097    3.05839397     36.36295494       741.07557613
XIO        N/A            794.08261504     0.00000000    0.00003180      0.00003180       762.35274150          XIO     0.000000 %
--------------------------------------------------------------------------------------------------------   ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)            Distributions Allocable to Principal

                         Group I
                         Scheduled Monthly Payments                                                              165,695.20
                         Curtailments                                                                            11,529.12
                         Prepayments in Full                                                                     3,376,711.75
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Group II
                         Scheduled Monthly Payments                                                              52,717.11
                         Curtailments                                                                            202,552.06
                         Prepayments in Full                                                                     4,038,267.44
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Group III
                         Scheduled Monthly Payments                                                              364,245.36
                         Curtailments                                                                            188,702.72
                         Prepayments in Full                                                                     23,334,513.31
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Group I Subordination Increase Amount                                                   1,569,626.90
                         Group I Excess Overcollateralization Amount                                             0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF1                                                                               0.00
                         Class AF2                                                                               0.00
                         Class AF3                                                                               0.00
                         Class AF4                                                                               0.00
                         Class AF5                                                                               0.00
                         Class AF6                                                                               0.00
                         Class AV1                                                                               0.00
                         Class AV2                                                                               0.00
                         Class AV3                                                                               0.00
                         Class AV4                                                                               0.00
                         Class M1                                                                                0.00
                         Class M2                                                                                0.00
                         Class M3                                                                                0.00
                         Class M4                                                                                0.00
                         Class M5                                                                                0.00
                         Class M6                                                                                0.00
                         Class M7                                                                                0.00
                         Class B                                                                                 0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Group I Subordinate Certificates
                         Class M1                                                                                0.00
                         Class M2                                                                                0.00
                         Class M3                                                                                0.00
                         Class M4                                                                                0.00
                         Class M5                                                                                0.00
                         Class M6                                                                                0.00
                         Class M7                                                                                0.00
                         Class B                                                                                 0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                                146,584,264.33
                         Group I Ending Aggregate Loan Balance                                                   143,030,328.26

                         Group II Beginning Aggregate Loan Balance                                               75,074,661.94
                         Group II Ending Aggregate Loan Balance                                                  70,781,125.33

                         Group III Beginning Aggregate Loan Balance                                              572,550,335.23
                         Group III Ending Aggregate Loan Balance                                                 548,662,873.84

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                      21,398,751.30
                         Total Required Overcollateralization Amount                                             34,505,502.33

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                 0.00
                         Group II                                                                                0.00
                         Group III                                                                               0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                 0.00
                         Group II                                                                                0.00
                         Group III                                                                               0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                 7.7285%
                         Group II                                                                                6.7416%
                         Group III                                                                               6.8372%

Sec. 7.09(xii)           Monthly Remittance Amount
                         Group I                                                                                 4,498,333.16
                         Group II                                                                                4,715,639.34
                         Group III                                                                               27,149,982.44

Sec. 7.09(xiii)          Weighted Average Gross Margin
                         Group II Loans                                                                          6.3821%
                         Group III Loans                                                                         6.5197%

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                                 893,077.54
                         Group II                                                                                354,390.64
                         Group III                                                                               753,268.31

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                                 3,553,936.07
                         Group II                                                                                4,293,536.61
                         Group III                                                                               23,887,461.39

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                 0.00
                         Group II                                                                                0.00
                         Group III                                                                               0.00
                         Subordinate                                                                             0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                 0.00
                         Group II                                                                                0.00
                         Group III                                                                               0.00
                         Group Subordinate                                                                       0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                     7.73%
                         Group II Net WAC Cap                                                                    6.32%
                         Group III Net WAC Cap                                                                   6.41%
                         Subordinate Net WAC Cap                                                                 6.30%

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M1                                                                                0.00
                         Class M2                                                                                0.00
                         Class M3                                                                                0.00
                         Class M4                                                                                0.00
                         Class M5                                                                                0.00
                         Class M6                                                                                0.00
                         Class M7                                                                                0.00
                         Class B                                                                                 0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                Delinquency by Group
                                Group  1
                                Category               Number         Principal Balance              Percentage
                                1 Month                    55            3,719,401.19                 2.60 %
                                2 Month                    12            1,113,915.38                 0.78 %
                                3 Month                     7              785,639.23                 0.55 %
                                Total                      74            5,618,955.80                 3.93 %
                                Delinquency by Group
                                Group  2
                                Category               Number         Principal Balance              Percentage
                                1 Month                    31            3,891,116.12                 5.50 %
                                2 Month                     8              914,335.11                 1.29 %
                                3 Month                     2              282,669.07                 0.40 %
                                Total                      41            5,088,120.30                 7.19 %
                                Delinquency by Group
                                Group  3
                                Category               Number         Principal Balance              Percentage
                                1 Month                  200           23,015,148.08                 4.19 %
                                2 Month                   42            4,785,555.47                 0.87 %
                                3 Month                   29            3,191,742.25                 0.58 %
                                Total                    271           30,992,445.80                 5.65 %
                                Delinquency Totals
                                Group Totals
                                Category               Number         Principal Balance              Percentage
                                1 Month                   286           30,625,665.39                 4.02 %
                                2 Month                    62            6,813,805.96                 0.89 %
                                3 Month                    38            4,260,050.55                 0.56 %
                                Total                     386           41,699,521.90                 5.47 %

Sec. 7.09(b)(ii)           Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                Foreclosure by Group
                                Group                 Number of           Principal Balance        Percentage
                                Number                Loans
                                      1                 21                1,444,240.26                1.01%
                                      2                  8                1,057,636.89                1.49%
                                      3                 86                9,656,378.56                1.76%
                                Foreclosure Totals
                                Number of                Principal              Percentage
                                Loans                    Balance
                                        115            12,158,255.71                 1.59%

Sec. 7.09(b)(iii)          Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                Bankruptcy by Group
                                Group                  Number of        Principal Balance               Percentage
                                Number                 Loans
                                      1                 15              1,071,399.41                         0.75%
                                      2                 11              1,264,985.55                         1.79%
                                      3                 65              7,160,272.95                         1.31%
                                Bankruptcy Totals
                                Number of                  Principal                      Percentage
                                Loans                      Balance

                                           91               9,496,657.91                         1.25%

Sec. 7.09(b)(iii)          Balloon Loans
                           Number of Balloon Loans                                                                8.00
                           Balance of Balloon Loans                                                               663,619.96

Sec. 7.09(b)(iv)           Number and Aggregate Principal Amounts of REO Loans
                                REO by Group
                                Group             Number of           Principal Balance          Percentage
                                Number            Loans
                                  1                  2                  155,650.00                0.11%
                                  2                  0                        0.00                0.00%
                                  3                  7                1,284,579.15                0.23%
                                REO Totals
                                Number of            Principal           Percentage
                                Loans                Balance
                                      9            1,440,229.15             0.19%

Sec. 7.09(b)(v)            Book Value of REO Loans
                           Group I                                                                                 177,562.59
                           Group II                                                                                0.00
                           Group III                                                                               1,417,140.18

Sec. 7.09(b)(vi)           Realized Losses
                           Group I:
                           Monthly Realized Losses                                                                 0.00
                           Cumulative Realized Losses                                                              0.00
                           Group II:
                           Monthly Realized Losses                                                                 0.00
                           Cumulative Realized Losses                                                              0.00
                           Group III:
                           Monthly Realized Losses                                                                 0.00
                           Cumulative Realized Losses                                                              0.00

Sec. 7.09(b)(vii)          Net Liquidation Proceeds
                           Group I                                                                                 0.00
                           Group II                                                                                0.00
                           Group III                                                                               0.00

Sec. 7.09(b)(viii)         Group I 60+ Delinquency Percentage (Rolling Three Month)                                2.9847%

Sec. 7.09(b)(ix)           Cumulative Loss Percentage                                                              0.00%
                           Cumulative Realized Losses Since Cut-Off Date                                           0.00
                           Aggregate Loan Balance as of the Cut-Off Date                                           1,000,159,487.76

Sec. 7.09(b)(x)            Has a Trigger Event Occurred?                                                           NO

                           1-Month LIBOR for Current Distribution Date                                             4.19125%


Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.